Supplement, dated September 15, 2000
to Prospectus, dated May 1, 2000
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                 THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                    320 Park Avenue, New York, New York 10022

                   VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                                   through its
                             SEPARATE ACCOUNT NO. 3
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The information  below  supplements the discussion under "Assumption of Policies by Mutual of America" on page 12 of the Prospectus for variable universal life insurance policies (the Policies).

    On August 4, 2000, Mutual of America Life Insurance Company (Mutual of America), the indirect parent corporation of The American Life Insurance Company of New York (American Life), entered into a purchase and sale agreement (the Agreement) with Inviva, Inc., a Delaware corporation
    (Inviva), for the sale of the corporation that owns American Life. If the transactions under the Agreement are consummated, Inviva will become the indirect parent corporation of American Life. The closing of the sale under the Agreement (the Closing) is subject to a number of conditions, including the approval of the New York State Insurance Department. Mutual of America and Inviva anticipate that the Closing will occur before December 31, 2000.

    A substantial portion of the Policies that were issued by American Life have been transferred to Mutual of America, through a process called assumption reinsurance. In connection with the Closing, Mutual of America may make another assumption offer to you, which you may need to affirmatively accept if you want your Policy to be transferred to Mutual of America. You may request that Mutual of America issue you its policy in exchange for your American Life Policy, although issuance of a new policy is subject to certain tax and other restrictions that do not apply to assumption reinsurance transfers.

    After the Closing, all administrative services will be provided to American Life Policyowners through an office in New York, New York, and Policyowners will be required to make transfer requests and give other instructions to American Life in writing. Administrative services will no longer be available to Policyowners through Regional Offices or the current 800 toll-free telephone number.

The following information supplements the discussion under "Underlying Funds Invested in by Our Separate Account" on page 9 of the Prospectus.

    Mutual of America Investment Corporation (the Investment Company) has applied to the Securities and Exchange Commission (the SEC) for an exemptive order allowing it to sell shares of its Funds to American Life following the Closing, because American Life will no longer be an affiliate of Mutual of America once the Closing occurs. If the SEC has not issued an order to the Investment Company by the date of the Closing, Policyowners will not be able to allocate premiums, or transfer Account Balances, to the Separate Account Funds that invest in shares of the Investment Company's Funds until the SEC has issued the order.